Form of
                                                               Electronic Ballot

                JANUS ADVISER [diversified/MM] FUND Special Meeting

              To be held on 01/31/2002 for holders as of 10/19/2001

                                CUSIP 00000000000

                       YOUR CONTROL NUMBER: 0000000000000


                                 PROXY STATEMENT

(Clicking on the above links will open another window. Simply close that window to return to this page.)

--------------------------------------------------------------------------------

DIRECTORS' RECOMMENDATIONS:

Choose this if you would like to vote your shares following directors' recommendations. See below for the detailed recommendations. Please read it carefully.

[Vote my shares per directors' recommendations.]
--------------------------------------------------------------------------------


PROXY BALLOT:

DIRECTORS:

Directors recommend a vote for election of the following nominees

     |_|  For All Nominees    |_|  Withhold All Nominees

     |_|  For All EXCEPT Those Selected Below:

         |_| THOMAS H. BAILEY
         |_| DENNIS B. MULLEN
         |_| JAMES T. ROTHE
         |_| WILLIAM D. STEWART
         |_| MARTIN H. WALDINGER

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PROPOSALS:

Please indicate your proposal selections by clicking on the fields below.

02. TO CONSIDER AND APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN JANUS ADVISER SERIES, ON BEHALF OF THE FUND, AND JANUS CAPITAL CORPORATION. Directors Recommend: FOR

       |_|FOR          |_|AGAINST           |_|ABSTAIN

3A. TO APPROVE REVISIONS TO THE FUNDAMENTAL RESTRICTION CONCERNING THE DIVERSIFICATION OF THE FUND'S INVESTMENTS.
Directors Recommend:  FOR

       |_|FOR          |_|AGAINST           |_|ABSTAIN

3B. TO APPROVE REVISIONS TO THE FUNDAMENTAL RESTRICTION CONCERNING THE FUND'S INVESTMENTS IN COMMODITIES.
Directors Recommend:  FOR

       |_|FOR          |_|AGAINST           |_|ABSTAIN

3C. TO APPROVE REVISIONS TO THE FUNDAMENTAL RESTRICTION CONCERNING THE LENDING OF A FUND'S PORTFOLIO SECURITIES.
Directors Recommend:  FOR

       |_|FOR          |_|AGAINST           |_|ABSTAIN

3D. TO APPROVE REVISIONS TO THE RESTRICTION CONCERNING BORROWING MONEY AND ISSUING SENIOR SECURITIES.
Directors Recommend:  FOR

       |_|FOR          |_|AGAINST           |_|ABSTAIN


[Vote my shares per the above selections.]

--------------------------------------------------------------------------------

Click to see:  "LETTER TO OUR CLIENTS REGARDING VOTING AUTHORITY"
               --------------------------------------------------


                                PRIVACY STATEMENT


proxyvote

                                                               Form of
                                                               Electronic Ballot

               JANUS ADVISER [nondiversified] FUND Special Meeting

              To be held on 01/31/2002 for holders as of 10/19/2001

                                CUSIP 00000000000

                       YOUR CONTROL NUMBER: 0000000000000


                                 PROXY STATEMENT

(Clicking on the above links will open another window. Simply close that window to return to this page.)

--------------------------------------------------------------------------------

DIRECTORS' RECOMMENDATIONS:

Choose this if you would like to vote your shares following directors' recommendations. See below for the detailed recommendations. Please read it carefully.

[Vote my shares per directors' recommendations.]
--------------------------------------------------------------------------------


PROXY BALLOT:

DIRECTORS:

Directors recommend a vote for election of the following nominees

     |_|  For All Nominees    |_|  Withhold All Nominees

     |_|  For All EXCEPT Those Selected Below:

         |_| THOMAS H. BAILEY
         |_| DENNIS B. MULLEN
         |_| JAMES T. ROTHE
         |_| WILLIAM D. STEWART
         |_| MARTIN H. WALDINGER

--------------------------------------------------------------------------------

PROPOSALS:

Please indicate your proposal selections by clicking on the fields below.

02. TO CONSIDER AND APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN JANUS ADVISER SERIES, ON BEHALF OF THE FUND, AND JANUS CAPITAL CORPORATION. Directors Recommend: FOR

       |_|FOR          |_|AGAINST           |_|ABSTAIN

3A. TO APPROVE RESCISSION OF THE FUNDAMENTAL RESTRICTION CONCERNING THE DIVERSIFICATION OF THE FUND'S INVESTMENTS.
Directors Recommend:  FOR

       |_|FOR          |_|AGAINST           |_|ABSTAIN

3B. TO APPROVE REVISIONS TO THE FUNDAMENTAL RESTRICTION CONCERNING THE FUND'S INVESTMENTS IN COMMODITIES.
Directors Recommend:  FOR

       |_|FOR          |_|AGAINST           |_|ABSTAIN

3C. TO APPROVE REVISIONS TO THE FUNDAMENTAL RESTRICTION CONCERNING THE LENDING OF A FUND'S PORTFOLIO SECURITIES.
Directors Recommend:  FOR

       |_|FOR          |_|AGAINST           |_|ABSTAIN

3D. TO APPROVE REVISIONS TO THE RESTRICTION CONCERNING BORROWING MONEY AND ISSUING SENIOR SECURITIES.
Directors Recommend:  FOR

       |_|FOR          |_|AGAINST           |_|ABSTAIN


[Vote my shares per the above selections.]

--------------------------------------------------------------------------------

Click to see:  "LETTER TO OUR CLIENTS REGARDING VOTING AUTHORITY"
               --------------------------------------------------


                                PRIVACY STATEMENT


proxyvote